Avatar Advantage Equity Fund
a series of the Advisors Series Trust

September 14, 2004

Supplement to the Prospectus
and Statement of Additional Information
Each dated April 29, 2004

The investment advisor to the Avatar Advantage Equity Fund (the "Fund") and the Board of Trustees of Advisors Series Trust have determined to terminate the Fund, effective at the close of business on September 30, 2004. You are welcome, however, to redeem your shares before that date. As a result of the decision to terminate the Fund, investors are no longer permitted to purchase Fund shares as of the date of this supplement.

If the Fund has not received your redemption request or other instruction by September 30, 2004, your shares will be redeemed on September 30, 2004, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record.

The Fund has reserved the right to pay the redemption price of their shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Please contact the Fund at 1-866-205-0294 if you have any questions.

Please retain this Supplement with your Prospectus for reference.